UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Exempt Private Credit Fund, Inc.
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Gary Henson
6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Report to Stockholders.

(a)  The Report to Shareholders is attached herewith.

2024 Semi-Annual Report

March 31, 2024

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to
info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Exempt Private Credit Fund, Inc.
2024 Semi-Annual Report

Investments by asset type as of 3/31/2024	Sector allocation as of 3/31/2024

(unaudited)

2	Ecofin

2024 Semi-Annual Report | March 31, 2024

Dear investor,

Below is a performance update for each of the fund’s sectors as of March 31, 2024.

Education

The public market for issuance of new K-12 charter school and private school revenue bonds in Q1 2024 was higher than the same timeframe in 2023. In Q1 2024 there were 19 new issues at a par value of $601,615,000, a 58% increase over the same period in 2023. That said, there was a single issuance of $214 million in Q1 2024 which, if absent, would have made Q1 2024 and Q1 2023 nearly identical.

While 2023 was a disappointing year, with a 25% decrease in par value for K-12 charter school and private school revenue bonds from the previous year, Ecofin believes much of the reduction was due to an absence of schools with exceptional credit profiles opting to refinance existing bonds in the midst of a period that saw 11 interest rate increases by the Federal Reserve. We also believe outflows from municipal bond funds had a negative impact on new issuance, as 2023 saw cumulative outflows of $11 billion with $9 billion of said outflows occurring in Q4 alone. With inflows of over $2 billion and a decrease of 89 bps in the 30-year municipal market data (MMD) daily rate benchmark for Q1 2024 as compared to 2023’s high, there isn’t much reason to believe that K-12 charter school and private school bond issuance will not see a significant increase in volume in 2024.

Noteworthy in the sector, Q1 2024 saw a major new study from the Equitable Facilities Fund. Its report, “2022 Charter School Bond Default Study: Default and Loss Rates Continue to Decline”, provided valuable analysis of defaults on every charter school bond issue ever completed as of December 31, 2022. Key findings include:

•	Only “94 charter schools (or their affiliates), representing 99 transactions, or 4.3% of the entire portfolio of 2,298 transactions, have experienced a monetary default in which borrowers failed to make full and timely debt service payments promised at the time of issuance.”[3]
•	“Primary causes for an obligor’s inability to make scheduled debt service payments were identified as: subpar academic results; financial stress; lower than expected enrollment; governance”.[3]
•	A median recovery rate of 69.1% when “you combine the 59 foreclosure property sales with the refundings, bond exchanges, and those obligors which were able to overcome the default and make all debt service payments current again.”[3]

Additionally, a trend we believe worthy of watching is the growth in both the number and par value of private school bond issues. While there has always been a market to finance facilities for affluent legacy private schools with significant endowments, we have started to see greater interest from investors in private schools serving lower and middle-income students. For 2023, there were three unrated bond financings with combined par value of $90,518,000 for schools fitting this profile. As the number of states making private school choice programs (e.g. vouchers, tax credit scholarships, etc.) available to most or all families expanding, we anticipate seeing increases to this portion of the overall K-12 charter school & private school bond market.1 At Ecofin, we continue to monitor and evaluate new and existing laws and selectively invest in established schools where private school choice programs provide significant credit risk mitigation.

Senior Living

With each passing quarter senior living occupancy continues to improve since the lows of COVID and our senior population is one quarter closer to outpacing the current bed supply. In fact, we are less than one year away from the first baby boomer turning 80 years old. Given the current pace of new senior living development, our country is projected to supply 40% of the projected demand by 2030. That is an extraordinary shortfall which would require more than $400 billion of investment over the next few years to close the projected demand gap.4

In Q4 2023, the for-profit senior living sector recorded its tenth quarter in a row of occupancy gains. Interestingly, the secondary markets we focus on saw occupancy increase by 2.2% to 87.0% occupied which is higher than the pre-pandemic milestone. Recovery in primary markets is not far behind and based on the past two years of absorption, should reach pre-pandemic levels in the second half of 2024. From the start of Q4 2023 through year-end, primary market occupancy increased 0.8% to 85.1% occupied.

Non-profit senior living has fared better than their for-profit brethren since the pandemic hit. As of Q4 2023, non-profit entrance fee continuing care retirement communities (“CCRC’s”) were 90.2% occupied. Additionally, asking rents have increased more in non-profit communities, up 5.8% and 5.7% in the assisted and memory care spaces, respectively.4 Based on conversations with our operating partners, communities continue to pass along outsized rent increases to catch up with inflation, but are nearing a point of equilibrium.

Occupancy recovery has been fueled by over four years of slowing construction starts. In fact, 2023 recorded the lowest primary market inventory growth since 2005, when the National Investment Center for Seniors Housing & Care (NIC) started recording the data. Rising interest rates, elevated construction costs and tight lending conditions will continue to propel occupancy in the months to come. Based on Q4 2023 data, primary market units under construction totaled 9,552, down from a high of 21,314 units in 2018. Given the incredibly low number of units under construction, the market is setting up for a severe supply and demand imbalance just as the baby boomer population is knocking on the doorstep.

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.5 With the combination of increased population and a slower pace of new senior living inventory supply, we remain confident in the senior living industry’s resilience and ability to prepare for the upcoming “Silver Tsunami” as our population continues to age.

(unaudited)

Ecofin	3

Ecofin Tax-Exempt Private Credit Fund, Inc.

Waste Transition

The first quarter of 2024 featured several updates that highlight recent growth in the Waste Transition sector, while setting the stage for potential continued growth.

In March 2024, BloombergNEF released its Sustainable Energy Factbook, reporting that renewable natural gas (known as “RNG”) production capacity in the U.S. grew 13% year-over-year in 2023, and that RNG reached a major milestone in 2023 — surpassing conventional natural gas in terms of total gas consumed by transportation vehicles.

In February 2024, the American Biogas Council (the “ABC”) indicated that 2023 was the third year of record growth across the U.S. biogas industry, with nearly 100 projects coming online during the year, representing about $1.8 billion in capital investments. ABC expects this growth to continue in 2024, with more than 100 new projects expected to go into production during the year. Furthermore, ABC estimates that only about 20% of production-feasible RNG production projects in the U.S. have been built, with about 12,750 potential sites remaining to be developed.

Various federal and state fuel credits and tax credits have contributed to the growth prospects of the waste-to-energy sector, particularly for RNG and renewable fuels such as renewable diesel and sustainable aviation fuel. The first quarter of 2024 saw positive updates in the credit-subsidy arena, as well.

First, the Treasury Department and the Internal Revenue Service (IRS) corrected their proposed regulations regarding Section 48 Investment Tax Credits, clarifying that gas upgrade systems are eligible under the definition of Biogas Facilities. This is a significant positive development as gas upgrade systems are a necessary component of biogas projects that inject RNG into transmission pipelines. Gas upgrade systems typically represent 25% or more of the capital cost of an RNG production facility, and many qualifying projects are eligible for tax credits in the 30% to 50% range.

Second, several U.S. states have recently proposed Clean Fuels bills, modeled generally after the dominant program in the market currently, the California Low Carbon Fuels Standard, or “LCFS” program, which has channeled about $5.8 billion in economic benefits to low carbon fuel producers since its inception. In general, these Clean Fuels programs promote reductions in greenhouse gas emissions by providing fuel credits to waste-to-energy facilities that produce the low-carbon fuels. During the first quarter of 2024, New Mexico became the fourth state to enact a Clean Fuels standard, following the lead of California, Washington, and Oregon. Pending bills have also been introduced or re-introduced in New York, New Jersey, Illinois, Michigan, Vermont, Hawaii, and Massachusetts. Simply put, more LCFS-style programs provide more low carbon fuel pathways, thereby encouraging the development of additional waste-to-energy projects.

The U.S. Department of Energy (or the “DOE”) also estimates that the potential growth in the waste-to-energy sector is strong. In its 2023 Billion Ton Report, released during the first quarter of 2024, the DOE indicates that the U.S. could nearly double the amount of energy derived from waste in its near-term scenario, with such energy then representing about 15% of the total energy consumed in the U.S. in its intermediate-term scenario.

Finally, in the waste-to-value sector, new legislation continues to be introduced across the U.S. for the implementation of Extended Producer Responsibility (or “EPR”) programs. EPR programs generally require product producers to aid in the post-consumer recycling of their products. Three EPR programs had been approved through 2022. But, during the first quarter of 2024, ten states introduced or re-introduced EPR bills for legislative consideration. Recycling under these programs would impact a variety of products, including plastics packaging, paper, electronics, household batteries, and paint, among many other product types. Lobbying groups are reportedly harmonizing efforts in order to standardize EPR bill-introduction and approval efforts. Any new EPR legislation is expected to provide economic benefit to recycling facilities, thereby promoting the development and growth of these facilities.

Conclusion

While the negative news in some legacy portfolio assets seems to have subsided, the more recently added assets, added within the last four years, continue to perform nicely and contribute positively to the returns experienced by the fund. We will continue to see opportunities to exit underperforming loans in the portfolio and have a line of sight on the execution of some of these exits over the next few quarters. As we do that, we will seek to manage the liquidity in the best interests of the investors.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

1	Electronic Municipal Market Access https://emma.msrb.org/ & MuniOS https://www.munios.com/
2	Refinitiv Lipper US Fund Flows https://www.lipperusfundflows.com/
3	2022 Charter School Bond Default Study: Default and Loss Rates Continue to Decline. Wendy Berry, Equitable Facilities Fund https://bondlink-cdn. com/3224/Charter-School-Bond-Default-Study---Through-Year-End-2022.yP9zUZofx.pdf
4	NIC
5	census.gov

(unaudited)

4	Ecofin

2024 Semi-Annual Report | March 31, 2024

Ecofin Tax-Exempt Private Credit Fund, Inc.

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Ecofin	5

Expense Example

As a shareholder of the Tax-Exempt Private Credit Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2023 – March 31, 2024).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period(1) October 1, 2023 to March 31, 2024
Actual(2)(3)	$1,000.00	$1,037.70	$8.15
Hypothetical (5% return before expenses)(4)	$1,000.00	$1,017.00	$8.07
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% multiplied by the average account value over the period, multiplied 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended March 31, 2024 of 3.77%.
(3)	Excluding interest expense, the actual expenses would be $7.59.
(4)	Excluding interest expense, the hypothetical expenses would be $7.52.

(unaudited)

6	Ecofin

2024 Semi-Annual Report | March 31, 2024

Value of $10,000 vs. Bloomberg High Yield Muni Bond Index (unaudited)

Since inception on March 26, 2018 through March 31, 2024

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-822-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2024

	1-Year	3-Year	5-Year	Since Inception(1)
Ecofin Tax-Exempt Private Credit Fund(2)	-1.84%	2.19%	1.97%	2.24%
Bloomberg High Yield Muni Bond Index(3)	7.91%	0.55%	3.03%	3.92%
(1)	Inception date of the Fund was March 26, 2018.
(2)	The Fund’s gross expense ratio is 1.70% and net expense ratio is 1.50%. The adviser has contractually agreed to reimburse certain expenses through February 28, 2025. These expense ratios are as of the most recent prospectus dated January 25, 2024. More recent expense information is included on page 14 of this report.
(3)	The Bloomberg High Yield Muni Bond Index is a composite index which has a 25% weighting in investment-grade triple-B bonds and 75% weighting in non-investment grade bonds. In addition, 75% of the index is in bonds issued as part of transactions of at least $100 million in size. This index can not be invested in directly.

Management’s Discussion of Fund Performance

The Ecofin Tax-Exempt Private Credit Fund had a total return of 3.77% for the first six months of the fiscal year. Income provided the core component of return generation, with an income stream of 1.96% complemented by a NAV increase producing a positive return of 1.81%. The fund ended the timeframe with an effective duration of 0.63 years and a gross yield to worst of 6.80%. The distribution rate as of March 31, 2024, was 3.63%. The fund’s 30 day unsubsidized SEC yield was 3.08% and it’s 30 day subsidized SEC Yield was 3.51% as of March 31, 2024.

The fund is not currently reinvesting into new assets as it raises the liquidity level to manage future liquidity needs for distributions and redemption requests. During the last six months, no new investments were made, but one realization did occur. One of the non-performing assets, Landings of Gainesville, was sold out of bankruptcy netting slightly more than the value of the asset at the time of disposition on December 15, 2023. We will continue to seek opportunities to create liquidity from the disposition of the non-performing and underperforming assets in the fund. We anticipate one to two more realizations to occur prior to the end of Q2 2024, as two of the properties are under contract that act as collateral for our loans. This would create the liquidity for at least two quarters worth of redemptions and distributions, with more realizations anticipated by end of Q3 2024.

Ecofin	7

Schedule of Investments (unaudited)
March 31, 2024

	Principal Amount	Fair Value

Municipal Bonds — 97.0%
Arizona — 20.3%
Arizona Industrial Development Authority
6.40%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)	$21,660,000	$19,869,644
9.65%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)	3,095,000	2,723,608
Maricopa County Industrial Development Authority 6.75%, 07/01/2033 (Obligor: New Learning Ventures)	944,000	895,873
		23,489,125
Colorado — 4.5%
Colorado Educational & Cultural Facilities Authority 7.50%, 12/15/2030 (Obligor: Ability Connection Colorado)(b)	5,350,000	5,241,977
Florida — 26.0%
Capital Trust Agency Inc.
0.00%, 11/15/2025 (Obligor: Championship Academy of Distinction West Broward — Series 2018 A)(a)(b)(c)	8,250,000	5,930,686
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series A)(a)(b)(c)	8,425,000	5,573,948
0.00%, 11/15/2025 (Obligor: Championship Academy of Distinction West Broward — Series 2018 B)(a)(b)(c)	550,000	395,379
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series B)(a)(b)(c)	485,000	320,874
Florida Development Finance Corp.
7.00%, 08/01/2032 (Obligor: Academir Charter School)(b)	2,700,000	2,730,605
4.88%, 07/01/2049 (Obligor: The Athenian Academy)(b)(j)	15,925,000	15,128,750
		30,080,242
New Hampshire — 4.3%
New Hampshire Business Finance Authority 10.00%, 04/01/2029 (Obligor: Baldwin Senior Living)(b)	5,215,000	4,972,745
Ohio — 0.6%
County of Shelby, Ohio 8.00%, 04/15/2055 (Obligor: SLF Sidney Obligation Group)(b)(d)	660,000	638,619
Pennsylvania — 1.8%
Pennsylvania Economic Development Financing Authority 8.50%, 12/01/2039 (Obligor: Earthcare Bethel LLC)(b)(e)(f)	2,025,000	2,056,893
South Carolina — 0.5%
South Carolina Jobs — Economic Development Authority
7.50%, 03/15/2030 (Obligor: Libertas Boiling Springs)(b)(d)	435,000	423,049
7.60%, 03/15/2033 (Obligor: Belton Preparatory Academy)(b)	195,000	187,926
		610,975
Texas — 3.4%
New Hope Cultural Education Facilities Finance Corp.
6.55%, 12/31/2030 (Obligor: Bridgemoor Senior Living)(a)(b)(c)	5,000,000	3,229,500
0.00%, 12/31/2030 (Obligor: Bridgemoor Senior Living)(a)(b)(c)	1,545,834	745,710
		3,975,210
Wisconsin — 35.6%
Public Finance Authority
0.00%, 05/01/2024 (Obligor: Montage Living Obligation Group)(a)(b)(c)	10,980,000	6,917,399
0.00%, 05/01/2024 (Obligor: Montage Living Obligation Group)(a)(b)(c)	5,520,000	3,477,599
0.00%, 05/01/2024 (Obligor: Montage Living Obligation Group)(a)(b)(c)	5,060,000	3,187,800
0.00%, 06/30/2024 (Obligor: Gardens of Rome — Series D)(a)(b)(c)	70,000	28,238
0.00%, 06/30/2024 (Obligor: Landings of Columbus — Series D)(a)(b)(c)	80,000	30,800
0.00%, 06/30/2024 (Obligor: Gardens of Waterford — Series D)(a)(b)(c)	75,000	31,298
0.00%, 06/30/2024 (Obligor: Gardens of Savannah — Series D)(a)(b)(c)	80,000	31,808
0.00%, 06/30/2024 (Obligor: Landings of Douglas — Series D)(a)(b)(c)	75,000	29,438
0.00%, 06/30/2024 (Obligor: Gardens of Savannah — Series C)(a)(b)(c)	1,065,000	423,444
0.00%, 06/30/2024 (Obligor: Gardens of Waterford — Series C)(a)(b)(c)	1,185,000	465,113

See accompanying Notes to Financial Statements.

8	Ecofin

2024 Semi-Annual Report | March 31, 2024

Schedule of Investments (unaudited) (continued)
March 31, 2024

	Principal Amount	Fair Value

Wisconsin (continued)
0.00%, 06/30/2024 (Obligor: Landings of Douglas — Series C)(a)(b)(c)	$1,255,000	$523,712
0.00%, 06/30/2024 (Obligor: Gardens of Rome — Series C)(a)(b)(c)	1,630,000	657,542
0.00%, 06/30/2024 (Obligor: Landings of Columbus — Series C)(a)(b)(c)	1,055,000	406,175
0.00%, 01/01/2029 (Obligor: Landings of Montgomery — Series C)(a)(b)(c)	1,955,000	780,241
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series A)(a)(b)(c)(d)	1,610,000	642,551
0.00%, 01/01/2029 (Obligor: Landings of Montgomery — Series D)(a)(b)(c)	65,000	25,942
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series B)(a)(b)(c)(d)	29,000	11,574
7.50%, 06/01/2029 (Obligor: Vonore Fiber Products LLC)(b)	10,520,000	10,292,902
7.70%, 09/01/2031 (Obligor: Telra Institute)(b)	2,937,000	2,780,085
7.70%, 09/01/2031 (Obligor: Telra Institute)(b)	468,000	443,112
7.60%, 01/15/2033 (Obligor: The Excel Academy)(b)(d)	740,000	719,508
7.63%, 02/01/2033 (Obligor: Genesis Christian Academy)(b)	4,970,000	4,787,805
6.88%, 03/30/2052 (Obligor: Northwest Ohio Classical Academy)(b)	1,875,000	1,775,968
7.63%, 12/01/2057 (Obligor: Aspire Trade High School)(b)	2,590,000	2,545,229
		41,015,283
Total Municipal Bonds (Cost $135,991,741)		112,081,069

Corporate Notes — 3.2%
MBS SPV I LLC 6.00%, 03/01/2026(b)	4,000,000	3,735,839
Total Corporate Notes (Cost $4,000,000)		3,735,839

	Principal Amount/Shares

Private Loans — 1.8%
CHAMP. DAVIE H.S. 0.00%, 04/30/2024(a)(c)	500,000	330,798
Regional Housing & Community Note 7.50%, 04/06/2024(c)	1,746,565	1,746,565
Total Private Notes (Cost $2,246,565)		2,077,363

Mortgage-Backed Securities — 0.0%
JP Morgan Wealth Management, Series 2020-ATR1 A-4 3.00%, 02/25/2050(b)(g)	24,245	24,003
Total Mortgage-Backed Securities (Cost $24,519)		24,003

Short-Term Investments — 0.0%(h)
Money Market Funds — 0.0%(h)
First American Government Obligations Fund — Class X 5.23%(i)	114	114
Total Short-Term Investments (Cost $114)		114

Total Investments — 102.0% (Cost $142,262,939)		$117,918,388
Liabilities In Excess Of Other Assets — (2.0)%		(2,318,829)
Total Net Assets — 100.0%		$115,599,559

Percentages are stated as a percent of net assets.
(a)	Issuer is currently in default.
(b)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $114,945,038 or 99.4% of the Fund’s net assets.
(c)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $35,944,134 or 31.1% of net assets as of March 31, 2024.
(d)	Step coupon bond. The rate disclosed is as of March 31, 2024.
(e)	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2024.
(f)	Security subject to the Alternative Minimum Tax (“AMT”). As of March 31, 2024, the total value of securities subject to the AMT was $2,056,893 or 1.8% of net assets.
(g)	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2024.
(h)	Represents less than 0.05% of net assets.
(i)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(j)	Security in forbearance as of March 31, 2024.

See accompanying Notes to Financial Statements.

Ecofin	9

Statement of Assets & Liabilities (unaudited)
March 31, 2024

Assets:
Investments, at fair value (cost $142,262,939)	$117,918,388
Interest receivable from investments	4,234,015
ERC receivable	253,199
Prepaid expenses	1,707
Total assets	122,407,309
Liabilities:
Payable to Adviser	258,108
Payable for professional fees	65,313
Payable for custody fees	1,957
Payable for transfer agent fees & expenses	16,075
Credit facility borrowings	5,571,000
Distributions payable	857,809
Accrued expenses	37,488
Total liabilities	6,807,750
Net Assets	$115,599,559
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 13,729,759 shares issued and outstanding (1,000,000,000 shares authorized)	$13,730
Additional paid-in capital	147,346,394
Total accumulated loss	(31,760,565)
Net Assets applicable to common stockholders	$115,599,559
Net Asset Value per common share outstanding (net assets applicable to common stockholders, divided by common shares outstanding)	$8.42

See accompanying Notes to Financial Statements.

10	Ecofin

2024 Semi-Annual Report | March 31, 2024

Statement of Operations (unaudited)
Period from October 1, 2023 to March 31, 2024

Investment Income:
Interest income	$3,274,166
Other income (loss)	(296)
3,273,870
Expenses:
Advisory fees (See Note 4)	751,340
Legal fees	135,146
Shareholder communication fees	24,775
Fund administration and accounting fees (See Note 4)	53,798
Director fees	51,134
Transfer agent fees and expenses (See Note 4)	33,672
Audit and tax fees	48,337
Registration fees	17,709
Other	15,400
Custody fees (See Note 4)	3,655
Total expenses before reimbursement and interest expense	1,134,966
Interest expense (See Note 4)	62,240
Total expenses before reimbursement	1,197,206
Less: fees reimbursed by Adviser (See Note 4)	(232,692)
Net expenses	964,514
Net Investment Income	2,309,356
Realized and Unrealized Gain on Investments
Net realized loss on investments	(1,303,056)
Net change in unrealized appreciation of investments	3,366,637
Net Realized and Unrealized Gain on Investments	2,063,581
Net Increase in Net Assets Resulting from Operations	$4,372,937

See accompanying Notes to Financial Statements.

Ecofin	11

Statement of Changes in Net Assets

	Period from October 1, 2023 to March 31, 2024	Year Ended September 30, 2023
	(unaudited)
Operations
Net investment income	$2,309,356	$5,981,754
Net realized loss on investments	(1,303,056)	(5,204,932)
Net change in unrealized appreciation (depreciation) of investments	3,366,637	(4,633,731)
Net increase (decrease) in net assets resulting from operations	4,372,937	(3,856,909)
Capital Share Transactions
Proceeds from shares sold	507,087	7,375,180
Proceeds from reinvestment of distributions	478,863	3,999,231
Payments for shares redeemed	(12,470,769)	(49,721,857)
Decrease in net assets resulting from capital share transactions	(11,484,819)	(38,347,446)
Distributions to Shareholders
From distributable earnings	(2,309,655)	(12,704,951)
Total distributions to shareholders	(2,309,655)	(12,704,951)
Total Decrease in Net Assets	(9,421,537)	(54,909,306)
Net Assets
Beginning of year	125,021,096	179,930,402
End of period	$115,599,559	$125,021,096
Transactions in Shares:
Shares sold	60,607	821,401
Shares issued to holders in reinvestment of dividends	57,052	447,810
Shares redeemed	(1,498,458)	(5,508,615)
Decrease in Institutional Class shares outstanding	(1,380,799)	(4,239,404)

See accompanying Notes to Financial Statements.

12	Ecofin

2024 Semi-Annual Report | March 31, 2024

Statement of Cash Flows (unaudited)
Period from October 1, 2023 to March 31, 2024

Cash Flows From Operating Activities
Interest received from investments	$3,613,062
Purchases of long-term investments	(500,000)
Proceeds from sales of long-term investments	5,994,918
Proceeds from sales of short-term investments, net	321,683
Operating expenses paid	(1,135,486)
Net cash provided by operating activities	8,294,177
Cash Flows From Financing Activities
Issuance of common stock	507,087
Redemption of common stock	(12,470,769)
Advances (payments) on credit facilities, net	5,571,000
Distributions paid to common stockholders	(1,901,495)
Net cash used in financing activities	(8,294,177)
Net change in cash	—
Cash--beginning of year	—
Cash--end of year	$—
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets resulting from operations	$4,372,937
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(500,000)
Proceeds from sales of long-term investments	5,994,918
Proceeds from sales of short-term investments, net	321,683
Net unrealized depreciation of investments	(3,366,637)
Accretion of market discount, net	(153,113)
Net realized gain on investments	1,303,056
Changes in operating assets and liabilities:
Decrease in interest receivable from investments	492,305
Decrease in prepaid expenses	25,422
Decrease in payable to Adviser, net of expenses reimbursed	(247,432)
Increase in accrued expenses and other liabilities	51,038
Total adjustments	3,921,240
Net cash provided by operating activities	$8,294,177
Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$478,863

See accompanying Notes to Financial Statements.

Ecofin	13

Financial Highlights

	Period Ended March 31, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$8.27		$9.30	$9.48	$9.65	$9.99	$9.98
Investment operations:
Net investment income	0.16		0.31	0.53	0.37	0.47	0.46
Net realized and unrealized gain (loss) on investments	0.15		(0.62)	(0.21)	(0.15)	(0.33)	0.01
Total from investment operations	0.31		(0.31)	0.32	0.22	0.14	0.47
Less distributions from:
Net investment income	(0.16)		(0.37)	(0.50)	(0.37)	(0.48)	(0.46)
Net realized gains	—		(0.35)	—	(0.02)	—	—
Total distributions	(0.16)		(0.72)	(0.50)	(0.39)	(0.48)	(0.46)
Net asset value, end of period	$8.42		$8.27	$9.30	$9.48	$9.65	$9.99
Total Return(1)	3.77%		(3.31)%	3.40%	2.38%	1.55%	4.78%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$115,600		$125,021	$179,930	$208,572	$244,920	$225,748
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(2)	2.01%		1.67%	1.62%	1.72%	1.55%	1.95%
After expense reimbursement/recoupment(2)	1.62%		1.55%	1.51%	1.51%	1.40%	1.50%
Ratio of expenses excluding interest expense to average net assets:
Before expense reimbursement/recoupment(2)	1.90%		1.66%	1.62%	1.72%	1.55%	1.95%
After expense reimbursement/recoupment(2)	1.51%		1.55%	1.51%	1.51%	1.40%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(2)	3.48%		3.96%	5.12%	3.03%	4.84%	3.97%
After expense reimbursement/recoupment(2)	3.87%		4.08%	5.23%	3.23%	4.99%	4.42%
Portfolio turnover rate	0	%(3)	24%	10%	24%	50%	25%
(1)	Not annualized for period less than one year.
(2)	Annualized for period less than one year.
(3)	Amount is less than one half of one percent of average net assets.

See accompanying Notes to Financial Statements.

14	Ecofin

2024 Semi-Annual Report | March 31, 2024

Notes to Financial Statements (unaudited)
March 31, 2024

1. Organization

Ecofin Tax-Exempt Private Credit Fund, Inc. (the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-exempt income. “Tax-Exempt” income is income that is exempt from federal income tax or both federal and state income tax.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended March 31, 2024, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Tendered
November 3, 2023	5.0%	775,172	5.0%
February 2, 2024	5.0%	723,286	5.0%

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Ecofin	15

Notes to Financial Statements (unaudited) (continued)
March 31, 2024

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$3,735,839	$—	$3,735,839
Municipal Bonds	—	78,214,298	33,866,771	112,081,069
Private Loans	—	—	2,077,363	2,077,363
Mortgage Backed Securities	—	24,003	—	24,003
Short Term Investments	114	—	—	114
Total Investments	$114	$81,974,140	$35,944,134	$117,918,388

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended March 31, 2024:

	Private Loans	Municipal Bonds
Balance — beginning of period	$2,020,086	$33,337,914
Transfers into (out of) Level 3(1)	—	—
Purchases	390,000	500,000
Sales	(332,723)	—
Accretion/(Amortization)	—	79,994
Net realized gain (loss)	—	(1,100,000)
Net change in unrealized appreciation(1)	—	1,048,863
Balance — end of period	$2,077,363	$33,866,771
Net change in unrealized appreciation from investments still held as of 3/31/2024	$—	$177,153
(1)	Transfers between levels are recognized at the end of the reporting period and as such net change in unrealized depreciation does not include unrealized depreciation from investments transferred to Level 3 during the period. Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.
16	Ecofin

2024 Semi-Annual Report | March 31, 2024

Notes to Financial Statements (unaudited) (continued)
March 31, 2024

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average(2)	Impact to valuation from increase to input(3)
Municipal Bonds — Capital Trust Agency Inc.	$12,220,887	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $182 - $214	11% $199	Decrease Increase
Municipal Bonds — Public Finance Authority	17,670,674	Income Approach Market Approach	Discount Rate Sale Price	11% $2,314,000 - $15,000,000	11% $12,175,686	Decrease Increase
Municipal Bonds — New Hope Cultural Education Facilities Finance Corp.	3,975,210	Income Approach Market Approach Market Approach	Discount Rate $ per Unit $ per Square Foot	16% $279,874 $277	16% $279,874 $277	Decrease Increase Increase
Private Loans — Regional Housing & Community Note	1,746,565	Cost	Transaction Price	$100	$100	N/A
Private Loans — CHAMP. DAVIE H.S.	330,798	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $182	11% $182	Decrease Increase
(2)	Weighted by relative fair value.
(3)	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

C. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date. Realized gains recognized during the year associated with the ERC receivable noted in the Statement of Assets & Liabilities relates to employee tax credits expected to be received relating to the sale of certain illiquid investments during the year.

D. Distributions to Stockholders – Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation – The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of March 31, 2024, the Fund had no uncertain tax positions and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending September 30, 2020 through 2023 remain open to examination by federal and state authorities.

F. Indemnifications - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Ecofin	17

Notes to Financial Statements (unaudited) (continued)
March 31, 2024

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing, under normal circumstances or as otherwise permitted by applicable rules under the 1940 Act, at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by non-publicly listed entities (including but not limited to municipal corporations and other government-owned private companies)). These private credit investments include assets and services that accommodate essential services related to education, healthcare, housing and waste transition. Such assets and services may include, but are not limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors and other housing facilities; industrial/infrastructure, utility, waste-to-energy and waste-to-value projects; and nonprofit and civic facilities. Under normal market conditions, it is anticipated that the Fund will typically invest over the long term in directly originated securities. The Fund may also purchase securities in the secondary market. The Fund’s investments may take the form of loans, debt securities or, to a lesser extent, equity securities, including preferred securities.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financials results.

Market risks such as political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Effective September 4, 2020, the Adviser appointed Ecofin Advisors, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of certain allocated assets within the Fund. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2025 the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period ended March 31, 2024, the Adviser did not recoup any previously waived fees for the Fund. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2024	$269,810
September 30, 2025	$236,216
September 30, 2026	$203,735
September 30, 2027	$247,910

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2024, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

18	Ecofin

2024 Semi-Annual Report | March 31, 2024

Notes to Financial Statements (unaudited) (continued)
March 31, 2024

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2024, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$—	$25,650
Municipal Bonds	500,000	5,969,268

6. Federal Tax Information

For the year ended September 30, 2023, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of Investments	$149,229,781
Gross unrealized appreciation	—
Gross unrealized depreciation	(27,711,188)
Net unrealized appreciation/(depreciation)	$(27,711,188)
Undistributed ordinary income(1)	—
Undistributed tax-exempt income	172,386
Undistributed long-term capital gain	—
Total accumulated loss	(27,538,802)
Other temporary differences	(1,078,824)
Other accumulated losses	(5,206,221)
Total accumulated gains/(losses)	$(33,823,847)
(1)	Undistributed short-term capital gain included in ordinary income.

For the period ended March 31, 2024, the Fund paid $2,309,655 in distributions to shareholders from ordinary income.

For the year ended September 30, 2023, and September 30, 2022, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended September 30, 2023	Year Ended September 30, 2022
Ordinary Income(2)	$1,485,001	$2,549,575
Tax-Exempt Income(3)	$5,306,583	$7,635,960
Long-Term Capital Gains	$5,913,367	$—
(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2023, there were no reclassifications.

As of September 30, 2023, TSIFX had short-term capital loss carryforwards of $103,298 and had long-term capital loss carryforwards of $5,102,923 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

Ecofin	19

Notes to Financial Statements (unaudited) (continued)
March 31, 2024

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of March 31, 2024, there were no reverse repurchase agreements outstanding in the Fund.

The Fund has established a line of credit (“LOC”) in the amount of $8,000,000. Borrowings under the LOC are charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended March 31, 2024, the Fund had average borrowings of $1,712,333 at a weighted-average interest rate of 7.50%. As of March 31, 2024, the Fund had $5,571,000 outstanding on the LOC.

8. Subsequent Events

On March 29, 2024, the Fund issued a repurchase offer with a repurchase request deadline of May 3, 2024. On May 3, 2024, 686,997.809 shares were repurchased at the net asset value per share of $8.44.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

20	Ecofin

2024 Semi-Annual Report | March 31, 2024

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2023 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Approval of the Investment Advisory Agreement and the Sub-Advisory Agreement

In approving the renewal of the investment advisory agreement and the investment sub-advisory agreement, the directors, including the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), received extensive data and information from the Adviser concerning the Fund and the services provided to it by the Adviser under the Advisory Agreement (as defined below), including information regarding the fees payable by other funds for similar services, and the services provided by Ecofin Advisors, LLC (“Ecofin” or the “Sub-Adviser”) under the Sub-Advisory Agreement (as defined below) .

Factors Considered

The Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) and the investment sub-advisory agreement between the Adviser and the Subadviser (the “Sub-Advisory Agreement”) included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser and the Subadviser; (2) the investment performance of the Fund and the Adviser and the Subadviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser and the individuals at the Subadviser, primarily responsible for the portfolio management of the Fund. In addition, the Board reviewed the quality of the Adviser’s services provided with respect to regulatory compliance and oversight of the Subadviser with respect to compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that the Adviser is responsible for providing to or providing for the Fund; the unique and complex nature of the Fund’s investment program in the registered fund space; conditions that might affect the Adviser’s ability to provide high-quality services to the Fund in the future under the Advisory Agreement, including the Adviser’s financial condition and operational stability; the Subadviser’s ability to provide high-quality services in the future under the Sub-Advisory Agreement; and the Adviser’s oversight of the Subadviser in providing investment management of the Fund’s portfolio. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board discussed the relevant experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board, including the Independent Directors, concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, including the oversight of investment services provided by the Subadviser, and that the nature and the quality of such services supported the approval of the continuation of the Advisory Agreement. Further, the Board, including the Independent Directors, concluded that the Subadviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature and the quality of such services supported the approval of the continuation of the Sub-Advisory Agreement.

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund, that the Adviser deemed to be relevant from a qualitative standpoint by taking characteristics such as tenure and industry perception into account, and with regard to management fees and expenses, by capturing a list of interval funds and selected funds from the high and low end of the spectrum. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar funds for various periods despite periods of lower relative performance against applicable comparable funds. The Independent Directors also considered discussions with the Adviser regarding the Fund’s performance plan and strategy. The Independent Directors also noted that the Adviser and Subadviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. The Adviser and the Independent Directors discussed the performance of specific investments. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. Based upon their review and also considering market

Ecofin	21

Additional Information (unaudited) (continued)

conditions and volatility, the Independent Directors concluded that the Fund’s performance has been reasonable based on the Fund’s strategy and compared to other comparable funds and that the Fund has generated reasonable returns for investors. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no comparable accounts for performance purposes.

In assessing the reasonableness of the Fund’s fees under the Advisory Agreement, the Board considered, among other information, the Fund’s management fee as a percentage of total managed assets and its total gross operating expense ratio (calculated as a percentage of net assets and excluding interest expense, and before the application of expense limitation) and net operating expense ratio compared to those of comparable funds. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify an appropriate peer group for the Fund. The Independent Directors also took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts periodic repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds.

The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds to the management fee of the Fund. The Independent Directors noted that the management fee paid by the Fund is higher than the management fees paid by the other Tortoise funds, but noted the uniqueness of the Fund’s strategy and were advised by the Adviser that there are additional challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of stockholder subscriptions, and the proposed quarterly repurchases of shares of common stock. The Board also considered that the Adviser pays the fee to the Subadviser under the Sub-Advisory Agreement between the Adviser and the Subadviser with respect to the Fund, and that the Fund incurs no additional expense as a result of such subadvisory services.

The Board also noted that the Adviser had entered into and proposed to renew an Expense Limitation Agreement with the Fund, pursuant to which the Adviser agreed to reimburse the Fund, to the extent that certain specified expenses exceed 0.25% of the Fund’s managed assets. It was noted that the Fund’s estimated total expense ratio calculated as a percentage of common share net assets (excluding interest expense) after giving effect to the Expense Limitation Agreement is lower than the average total expense ratios of the competitor funds.

In addition to advisory services, including oversight of the Subadviser, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Independent Directors also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and the Advisers Act and their applicability to the Fund, including the Fund’s Code of Ethics.

The Adviser provided detailed information concerning its expected cost of providing services to the Fund, its projected profitability in managing the Fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to provide services under the Advisory Agreement, and the reasonableness of the management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser and the Subadviser. The information provided to the Independent Directors discussed the significant differences in scope of services to be provided to the Fund and provided to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Fund’s contractual annual management fee and overall expenses with a peer group of comparable funds determined by the Adviser as described above.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Fund will be paying under the Advisory Agreement, as well as the operating expense ratios of the Fund, are reasonable given the quality of services to be provided under the Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

22	Ecofin

2024 Semi-Annual Report | March 31, 2024

Additional Information (unaudited) (continued)

Collateral Benefits Derived by the Adviser. Additionally, the Board considered so-called “fall- out benefits” to the Adviser, such as reputational value derived from serving as investment manager to the Fund. They concluded that the Adviser generally does not directly use the Fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board, including the Independent Directors, did not, with respect to their deliberations concerning their approval of the continuation of the Advisory Agreement or Sub-Advisory Agreement, consider the benefits the Adviser or Subadviser may derive from relationships the Adviser or Subadviser may have with brokers through soft dollar arrangements because neither the Adviser nor the Subadviser employ any third party soft dollar arrangements in rendering its advisory services to the Fund. The Adviser or Subadviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser and Subadviser have no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Neither the Adviser nor the Subadviser considers this research when selecting brokers to execute transactions on behalf of the Fund and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Advisory Agreement and based on information provided and related representations made by the Adviser, that they were satisfied that fees payable under the Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Adviser, as the case may be, and that, based on the information provided by the Adviser and taking into account the various assumptions made, the profitability of the Adviser did not appear to be excessive under the Advisory Agreement. The Board determined that the terms of the Sub-advisory Agreement are and continue to be, fair and reasonable, and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the interest of the Fund and its stockholders and should each be approved for a period of one-year from December 31, 2023.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Ecofin	23

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, L.L.C.
6363 College Boulevard
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave. Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b)  Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no new portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/1/23-10/31/23	0	0	0	0
Month #2 11/1/23-11/30/23	0	0	0	0
Month #3 12/1/23-12/31/23	0	0	0	0
Month #4 1/1/24-1/31/24	0	0	0	0
Month #5 2/1/24-2/28/24	0	0	0	0
Month #6 3/1/24-3/31/24	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Exempt Private Credit Fund, Inc.

By (Signature and Title)	/s/ Gary Henson
Gary Henson, Chief Executive Officer
Date June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gary Henson
Gary Henson, Chief Executive Officer

Date June 6, 2024

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date June 6, 2024